UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2021
PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC.
(Exact name of registrant specified in its charter)
______________________________________________________

Maryland	000-54382	26-3842535
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

11766 Wilshire Blvd., Suite 1670
Los Angeles, California 90025
(Address of principal executive offices)

Registrant's telephone number, including area code: (424) 208-8100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 REGULATION FD DISCLOSURE
Pacific Oak SOR (BVI) Holdings, Ltd. (the “BVI”), a wholly-owned subsidiary of Pacific Oak Strategic Opportunity REIT, Inc. (the “Company”), completed offerings of Series A debentures and Series B debentures to investors in Israel in March 2016 and February 2020, respectively.  Such offerings were registered with the Israel Securities Authority.  Consequently, the BVI is required to prepare and file with the Israel Securities Authority certain financial statements prepared in accordance with International Financial Reporting Standards (“IFRS”). The English translation of the IFRS consolidated financial statements as of December 31, 2020 are attached as Exhibit 99.1 to this Form 8-K. The English translation of the IFRS separate financial data annexed to the consolidated financial statements as of December 31, 2020 are attached as Exhibit 99.2 to this Form 8-K. The English translation of the IFRS pro forma consolidated financial statements as of December 31, 2020 is attached as Exhibit 99.3 to this Form 8-K. The pro forma consolidated financial statements have been prepared to give effect to the October 5, 2020 merger between Pacific Oak Strategic Opportunity REIT II, Inc. with and into, Pacific Oak SOR II, LLC, an indirect subsidiary of the Company.
The information in this Item 7.01 of Form 8-K and the attached Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 are furnished to the Securities and Exchange Commission (“SEC”), and shall not be deemed to be “filed” with the SEC for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Ex.	Description

99.1	Pacific Oak SOR (BVI) Holdings, Ltd. Consolidated Financial Statements as of December 31, 2020 (audited)

99.2	Pacific Oak SOR (BVI) Holdings, Ltd. Financial Statements as of December 31, 2020 (audited)

99.3	Pacific Oak SOR (BVI) Holdings, Ltd. Pro Forma Consolidated Financial Statements as of December 31, 2020 (audited)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC.

Dated: March 29, 2021	BY:	/s/ Michael A. Bender
Michael A. Bender
Chief Financial Officer, Treasurer and Secretary